UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 21, 2005


                         PARALLEL PETROLEUM CORPORATION
             (Exact name of registrant as specified in its charter)


                                    Delaware
                 (State or other jurisdiction of incorporation)


          0-13305                                    75-1971716
(Commission file number)                (IRS employer identification number)


1004 N. Big Spring, Suite 400, Midland, Texas          79701
  (Address of principal executive offices)          (Zip code)


                                 (432) 684-3727
               (Registrant's telephone number including area code)


                                 Not Applicable
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 1.01.        Entry into a Material Definitive Agreement.


         On April 21, 2005, the Compensation Committee of the Board of Directors awarded discretionary cash bonuses in the amount of $25,000.00 to each of Thomas
R. Cambridge, Larry C. Oldham and Donald E. Tiffin. These awards were not made as a part of a new or on-going compensation arrangement with Parallel's executives, but instead reflect the Committee's recognition of the recent efforts and personal contributions made by Messrs. Cambridge, Oldham and Tiffin to Parallel's corporate performance, including the recent completion of Parallel's common stock offering and the implementation of Parallel's plans to accelerate its development and exploitation activities. These cash awards were made at the Committee's discretion and not under a written plan or agreement.









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


                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: April 27, 2005


                                  PARALLEL PETROLEUM CORPORATION


                                  By: /s/ Larry C. Oldham
                                      ----------------------------------------
                                      Larry C. Oldham, President






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